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                                    UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K/A
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                          Date of Report: July 28, 2008


                        LEGACY TECHNOLOGY HOLDINGS, INC.
                            (Formerly Life USA, Inc.)
                          --------------------------
             (Exact name of registrant as specified in its charter)
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              Colorado                                  000-50294                               84-1426725
-------------------------------------             ----------------------             ---------------------------------
  (State or other jurisdiction of                   (Commission File                   (IRS Employer Identification
           incorporation)                                Number)                                 Number)

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                 172 Stanwell Street, Colorado Springs, CO 80906
                 -----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)



                                 (719) 579-5882
                                 --------------
               Registrant's telephone number, including area code


          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 - Entry Into A Material Definitive Agreement

Agreement and Plan of Merger
----------------------------

Legacy Technology Holdings, Inc. (the Registrant) entered into an Agreement and Plan of Merger with LTH Acquisition Corporation ("LTH Acquisition"), a wholly-owned subsidiary of the Registrant, and World Peace Technologies, Inc. ("World Peace") on June 16, 2008. As part of the merger, World Peace Technologies, Inc., a Colorado corporation, will be merged with LTH Acquisition Corporation and World Peace Technologies, Inc. will be the surviving entity of the merger. The finalization of the merger is subject to the completion and delivery of audited financial statements of World Peace.


World Peace Technologies, Inc is a technology development business that specializes in the development of technologies and products with possible applications to the military.

                         SECTION 5 - CORPORATE GOVERANCE

ITEM 5.01 - Changes In Control of Registrant

The Registrant has entered into an Agreement and Plan of Merger with Registrant LTH Acquisition Corporation, a wholly-owned subsidiary of the Registrant, and World Peace Technologies, Inc. as of June 17, 2008 On July 28, 2008, the amended agreement and Plan of Merger was adopted which corrected certain errors in the original document. As part of the merger, World Peace Technologies, Inc., a Colorado corporation, will be merged with LTH Acquisition Corporation and World Peace Technologies, Inc. will be the surviving entity of the merger.


As part of the amended Agreement and Plan of Merger, the Registrant will issue 9,000,000 shares of its restricted common stock to the shareholders of World Peace, in exchange for all of the issued and outstanding shares of World Peace. The outstanding shares of World Peace will be cancelled and retired.


Immediately after the merger, the Registrant will have approximately 10,007,003 shares of common stock issued and outstanding.


As a result of the transaction David Kutchniski will own, beneficially upon the closing, 4,230,000 shares, or approximately 35% of the Company. Other shareholders of World Peace, collectively will own approximately 55% of the Company.


ITEM 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignations
------------

As a result of the merger discussed above, Mr. Wesley F. Whiting, the Chief Executive Officer, President and the sole director of the Registrant has resigned as an officer effective June 17, 2008 and as director of the Registrant, effective 10 days after mailing Notice to Shareholders under Section 14f-1.

Appointments
------------

Chief Executive Officer & Director

On June 17, 2008, Mr. David P. Kutchinski was appointed the Chief Executive Officer and a Director of the Registrant.

Mr. Kutchinski (55) has served as the President of World Peace Technologies Inc., since 2006. Mr. Kutchinski has served in the United States Army Reserves since 1976 and has achieved the rank of Lieutenant Colonel. During his service in the Army, Mr. Kutchinski has worked with military intelligence and with Special Forces. During his career, he has served in the capacity as project member, lead or the manager on projects involving for companies such as: Gables Engineering, Secondary Imagery Dissemination System, Argonne National Labs, Penetration Gray Area Electronics Market, and Global Engineering Specialists. In addition he was a Vice President of Newlink Global Engineering. Mr. Kutchinski has a Bachelor of Arts from the Texas A&M in both Geography and Psychology. He also holds an Associate Degree in Digital Techniques.

Secretary and Treasurer
-----------------------

On June 17, 2008, Mr. Michael R. Pick was appointed the Secretary of the Registrant.

Mr. Pick (66) has owned and operated Lovell Gulch Forge for the past 35 years. Lovell Gulch is a blacksmith shop that provides products and services to high end builders. Mr. Pick served as a Managing Director of Bulls' Eye Land Clear, where he was involved in assisting in the company's reorganization efforts. In addition, Mr. Pick founded the Universal Kenpo Federation, which is the international organization for the Kenpo martial arts. Mr. Pick is the current 2nd Grand Master of American Kenpo Martial Arts. Mr. Pick has served in the United States Marine Corps.

Director Nominees
-----------------

On June 17, 2008, Michael Pick was appointed as a director of the Registrant, to be effective ten days after mailing of Notice to Shareholders pursuant to
Section 14f-1.

Mr. Pick (66) has owned and operated Lovell Gulch Forge for the past 35 years. Lovell Gulch is a blacksmith shop that provides products and services to high end builders. Mr. Pick served as a Managing Director of Bulls' Eye Land Clear, where he was involved in assisting in the company's reorganization efforts. In addition, Mr. Pick founded the Universal Kenpo Federation, which is the international organization for the Kenpo martial arts. Mr. Pick is the current 2nd Grand Master of American Kenpo Martial Arts. Mr. Pick has served in the United States Marine Corps.

On June 17, 2008, Mr. Robert H. Thompson was appointed as a director of the Registrant, to be effective ten days after mailing of Notice to Shareholders pursuant to Section 14f-1.

Mr. Thompson (65) served in the United States Air Force until 1987, when he retired as Colonel. During his service in the US Air Force, Mr. Thompson served as the Chief Staff of Headquarters and served as Senior Staff Officer with the Joint Chiefs of Staff. Mr. Thompson worked for Northorp Corporation from 1987 through 1998, where he was involved in the scheduling and budgeting for the automated test hardware developed the B-2 Stealth Bomber. Mr. Thompson received his Bachelor of Science in Administration from the University of Maryland and has received a Master of Science in Education from Southern Illinois University and a Master of Science in Industrial Management from the Industrial College of the Armed Forces.

                            SECTION 7 - REGULATION FD

ITEM 7.01  REGULATION FD DISCLOSURE.

Press Release
-------------

The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

                   SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

         (c) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

     Exhibit No.              Description
     -----------              -----------
           10.01        Amended Agreement and Plan of Merger *
--------------------
*Filed herewith

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                        LEGACY TECHNOLOGY HOLDINGS, INC.



                             By: /s/David Kutchinski
                             -----------------------
                                    David Kutchinski, President and Chief
                                    Executive Officer


Date: July __, 2008